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                                                                    EXHIBIT 10.5


                               FIRST AMENDMENT TO
                              COMMERCIAL AGREEMENT

      This First Amendment to Commercial Agreement is entered into to be effective as of the 1st day of May 1998, by and between Roche Diagnostic Systems, Inc. ("RDS"), a corporation organized and existing under the laws of the State of New Jersey with offices at 1080 U.S. Highway 202, Somerville, New Jersey 08876, and ANSYS Diagnostics, Inc. ("ANSYS"), a corporation organized and existing under the laws of the State of California, with offices at 25200 Commercentre Drive, Lake Forest California 92630.

      WHEREAS, RDS and ANSYS entered into a Commercial Agreement effective as of April 1, 1993 (the "Agreement"), whereby RDS and; ANSYS agreed to jointly develop a test kit for biological and chemical analytes including, without limitation, certain drugs of abuse, which kit ft parties commonly refer to as "TesTcup;"

      WHEREAS, each of RDS and ANSYS desire to amend the Agreement in certain respects;

      NOW THEREFORE, in consideration of the premises and of the mutual covenants of the parties set forth herein, the parties agree as follows:

      1. The Agreement is hereby amended to reflect that ANSYS has amended its Articles of Incorporation to change its name from ANSYS, Inc. to ANSYS Diagnostics, Inc.

      2.    Section 7.1 of the Agreement is hereby amended to read as follows:

            "7.1 Term. This Agreement, effective as of April 1, 1993, shal1 end on January 1, 2003, unless terminated sooner by one of the parties in accordance with this Agreement.

      3. Section 11.15 of the Agreement is hereby amended to provide that the address for notice to ANSYS is:

                        ANSYS Diagnostics, Inc.
                        25200 Commercentre Drive
                        Lake Forest, California 92630
                        Attn: President Telecopier No. (949) 768-0311

      4. Except as expressly modified hereby, the parties hereby ratify and confirm the Agreement in all respects, including without limitation, the representation and
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            warranty set forth in Section 8.6, of the Agreement regarding authority to enter into this First Amendment.

      5. This First Amendment may be executed in two (2) counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this First Amendment to be effective as of the dates first set forth above.

ANSYS DIAGNOSTICS, Inc.                  ROCHE, DIAGNOSTIC SYSTEMS, INC.,
A California corporation                 a New Jersey corporation

By: /s/ STEPHEN K. SCHULTHEIS            By: /s/ ROBERT L. AROMANDO, JR.
    ------------------------------           -----------------------------------
    Stephen K. Schultheis                    Robert L. Aromando, Jr.
    President and                            Director, Global Marketing
    Chief Executive Officer                  Point of Care DAT